UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 17, 2012

Commercial Bancshares, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	0-27894	34-1787239
(State or Other Jurisdiction	(Commission	(IRS Employer
Of Incorporation)	File Number)	Identification No.)

118 South Sandusky Avenue, Upper Sandusky, Ohio	43351
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (419) 294-5781

___________________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 - Submission of Matters to a Vote of Security Holders.

On May 17, 2012, Commercial Bancshares, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Meeting”). The only matter voted upon at the Meeting was the election of three (3) Class III Directors for the Company, to serve a term expiring in 2015. The Company’s nominees to serve as Class III Directors were Dr. John W. Bremyer, Stanley K. Kinnett, and Michael A. Shope. All three nominees were elected as Class III Directors of the Company. The results of the election were as follows:

Name	For	Withheld	Broker
Non-Vote

Dr. John W. Bremyer	464,104	14,300	242,253
Stanley K. Kinnett	466,865	11,539	242,253
Michael A. Shope	462,811	15,593	242,253

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Commercial Bancshares, Inc.
(Registrant)

Date May 21, 2012	/s/ David J. Browne
David J. Browne, Corporate Secretary